FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

[X]       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report May 14, 2009

OR

[ ]

TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ................to...................

Commission File Number 0-5486

                         PRESIDENTIAL LIFE CORPORATION_________________________

  (Exact name of registrant as specified in its charter)

           Delaware                                                                        13-2652144________________

(State or other jurisdiction of                                                (I.R.S Employer Identification No.)

incorporation or organization)

69 Lydecker Street, Nyack, New York                      10960

(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    845-358-2300

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR        240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4( c))

 Item 5.02

On May 13, 2009, the Board of Directors of Presidential Life Corporation appointed Donald L. Barnes to the position of Chief Executive Officer and President, effective immediately.  He remains Vice Chairman of the Corporation.

Mr. Barnes also serves as President of Presidential Life Insurance Company, a wholly-owned subsidiary of Presidential Life Corporation.

Mr. Barnes will no longer retain the title of Chief Marketing Officer of Presidential Life Insurance Company.  Mitchell Anderson, Vice President, has been appointed to that position.

PRESIDENTIAL LIFE CORPORATION

May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   Presidential Life Corporation

(Registrant)

Date:  May 14, 2009

 /s/ Donald L. Barnes

Donald L. Barnes, President and Duly

Authorized Officer of the Registrant

Date:  May 14, 2009

/s/ Charles Snyder

 Charles J. Snyder, Chief Financial Officer

of the Registrant